Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THE CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of May 14, 2018 (this “Amendment”), to the $212,500,000 Credit Agreement, dated as of January 29, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Holdings”), K. HOVNANIAN ENTERPRISES, INC., a California corporation (“Borrower”), the Subsidiaries of Holdings from time to time party thereto (each a “Subsidiary Guarantor” and collectively, together with Holdings, the “Guarantors”), each lender from time to time party thereto (collectively, the “Lenders” and individually, each a “Lender”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent (“Administrative Agent”), is entered into by and among the Borrower, Holdings, the Administrative Agent and the Lenders signatory hereto (which constitute Required Lenders).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have requested an amendment to the Credit Agreement; and

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Borrower, Holdings, the Lenders party hereto (which constitute the Required Lenders) and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1.

DEFINITIONS

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

ARTICLE 2.

AMENDMENT

SECTION 2.1. Amendments to Section 1.01 of the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)     The definition of “Other Prepayment Event” is hereby amended by replacing it in its entirety with the following:

““Other Prepayment Event” means the incurrence by the Borrower or any of its Restricted Subsidiaries of any Indebtedness, other than Indebtedness permitted under Section 6.03 (other than Refinancing Loans or any Refinancing Indebtedness which Refinances the Loans) or permitted by the Required Lenders pursuant to Section 9.01.”

(b)     The definition of “Permitted Liens” is hereby amended by (a) deleting clause (h) in its entirety and (b) replacing it with the following:

“(h) Liens securing Indebtedness incurred pursuant to clauses (a)(i), (i) or (j) of the definition of “Permitted Indebtedness”;”.

SECTION 2.2. Amendment to Section 2.03(a)(vi) of the Credit Agreement. Effective as of the First Amendment Effective Date, Section 2.03(a)(vi) is hereby amended by deleting the words “clauses (iii), (iv) and (v) above” and replacing it with “clauses (iii) and (iv) above”.

ARTICLE 3.

CONDITIONS; GENERAL

SECTION 3.1. Effectiveness. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the Administrative Agent (or its outside counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of each of the Borrower and Holdings, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) duly executed and completed counterparts hereof that bear the signatures of Lenders sufficient to constitute the Required Lenders.

SECTION 3.2. Representations and Warranties. Each of the Borrower and Holdings represents and warrants to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date:

(a)     This Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)     At the time of entering into, and immediately after giving effect to, this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3.3. Effect of Amendment.

(a)     Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, liabilities, covenants or agreements contained in the Credit Agreement, or any other provision of the Credit Agreement or of any other Loan Document, which shall remain in full force and effect and are hereby ratified and confirmed.

(b)     The execution, delivery and effectiveness of this Amendment shall not, by implication or otherwise, (i) constitute or operate as a waiver of any Defaults or Events of Default that may be continuing under the Credit Agreement or (ii) limit, impair, constitute or operate as a waiver of, or otherwise affect any of the rights, powers, privileges or remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document.

(c)     On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

SECTION 3.4. General.

(a)     Incorporation by Reference. Sections 9.12 through (and including) 9.16 and Section 9.19 of the Credit Agreement are hereby incorporated by reference and shall apply to this Amendment, mutatis mutandis.

(b)     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (including portable document format) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof.

(c)     Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d)     Binding; Administrative Agent. Each of the Lenders party hereto, by its execution below, (i) authorizes the Administrative Agent to execute and deliver this Amendment and (ii) agrees to be bound by the terms and conditions of this Amendment. Wilmington Trust, National Association is entering into this Amendment solely in its capacity as Administrative Agent under the Credit Agreement and as such in executing this Amendment and acting hereunder, it shall be entitled to the rights, benefits, protections, indemnities and immunities afforded to it as Administrative Agent under the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

HOVNANIAN ENTERPRISES, INC., as Holdings

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

K. HOVNANIAN ENTERPRISES, INC., as the Borrower

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby Title: Executive Vice President and Chief Financial Officer

[Hovnanian – First Amendment to Credit Agreement (Term Loan Credit Facility)]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Jeffery Rose
Name: Jeffery Rose Title: Vice President

[Hovnanian – First Amendment to Credit Agreement (Term Loan Credit Facility)]

Signature page of Lenders on file with Administrative Agent.

[Hovnanian – First Amendment to Credit Agreement (Term Loan Credit Facility)]